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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 10, 2006


                                 PERRIGO COMPANY
             (Exact name of registrant as specified in its charter)


           MICHIGAN                       0-19725                38-2799573
(State or other jurisdiction of         (Commission           (I.R.S. Employer
        incorporation)                  File Number)         Identification No.)


                               515 EASTERN AVENUE
                             ALLEGAN, MICHIGAN 49010
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (269) 673-8451


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.03.    MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         On April 11, 2006, Perrigo Company, a Michigan corporation, issued a press release announcing that its shareholder Rights Agreement expired on April 10, 2006. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 8.01.    OTHER EVENTS.

         See Item 3.03 above, which is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is filed herewith.

EXHIBIT
NUMBER                                 DESCRIPTION
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 99.1          Press release issued by Perrigo Company dated April 11, 2006, titled, "Perrigo Company Shareholder Rights Agreement Expires."


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERRIGO COMPANY

Date:  April 11, 2006                   By:
                                               /s/ Todd W. Kingma
                                            ------------------------
                                            Todd W. Kingma
                                            Senior Vice President, Secretary and
                                            General Counsel